Long-term debt	12 Months Ended
Dec. 31, 2021
Long-term debt
Long-term debt

9     Long-term debt

On July 30, 2018, the Company signed a term loan agreement with CIBC Innovation Banking (CIBC) to provide a secured loan for total gross proceeds of C$12,500 maturing on July 29, 2022 with an interest rate based on prime plus 2.5%. All obligations of the Company under the term loan agreement were guaranteed by current and future subsidiaries of the Company and included security of first priority interests in the assets of the Company and its subsidiaries. On February 4, 2020, the full outstanding amount of the CIBC loan at that date, plus accrued interest, was repaid for a total payment of $9,317.

	2021	2020
	$	$

Balance - Beginning of period	—	9,135
Interest and accretion expense	—	472
Foreign exchange	—	(290)
Repayment	—	(9,317)
Balance - End of period	—	—

In connection with this term loan agreement on July 31, 2018, the Company also issued 32,171 common share purchase warrants to CIBC, with each warrant entitling the holder to acquire one common share at a price of C$9.70 per common share until the date that is 60 months from the closing of the term loan agreement, with a cashless exercise feature (note 12). The cashless exercise feature causes the conversion ratio to be variable and the warrants are therefore classified as a financial liability. Gains and losses on the warrants are recorded within finance costs on the consolidated statements of loss and comprehensive loss. A pricing model with observable market based inputs was used to estimate the fair value of the warrants issued. The estimated fair value of the warrants as at December 31, 2021 and December 31, 2021 was $161 and $450, respectively. The variables used to determine the fair values are as follows:

	2021		2020

Share price	C$14.26		C$26.19
Volatility	61%		63%
Expected life of warrants	1.6	years	2.6	years
Risk free interest rate	0.94%		0.20%
Dividend yield	—		—